                                GAMNA FOCUS FUND











                                 DISTRIBUTED BY:
                          PROVIDENT DISTRIBUTORS, INC.







                                  ANNUAL REPORT
                                 TO SHAREHOLDERS
                                 JUNE 30, 2000

Dear Shareholder,

      We are proud to report very positive results for our first fiscal year ending June 30, 2000 (see page 2 for actual performance results). The GAMNA Focus Fund more than doubled the return of the Standard & Poor's 500 Index, a broad measure of the market's overall performance. The GAMNA Focus Fund capitalizes upon the same investment process that has provided our separate account investors with outstanding results over the past decade, so we are pleased to see the same type of success with a mutual fund product.

      We continue to be enthusiastic about both the marketplace and the underlying fundamentals of our stock holdings. The performance of the broad market and the GAMNA Focus Fund was driven by the technology and telecommunications sectors throughout 1999 and our energy and financial holdings over the past few months. Our ability to adjust to shifting economic trends has again allowed us to focus our bottom up analysis on the better performing sectors of the market.

      Recent economic releases show signs of a slowing U.S. economy. It appears that the Federal Reserve is beginning to see evidence of success resulting from its interest rate hikes and the odds of a "soft landing" are increasing. Therefore, we continue to expect stable economic growth, inflation, and interest rates over the remainder of 2000. Although we expect that the growth of earnings will slow as the economy slows, we believe that stable prices, technological advances, and increasing worker productivity will allow earnings to continue to grow at approximately 8-10%. This is a very favorable environment for the U.S. stock market and one that we believe we are well positioned to take advantage of.

      We would like to thank you for helping our inaugural year be so successful and for your continued confidence in GAMNA.

Sincerely,

/s/ Mark P. Bronzo

Mark P. Bronzo, Chairman, President and CEO                    August 25, 2000


SECTOR DIVERSIFICATION AS OF JUNE 30, 2000
------------------------------------------
   Finance                                 7.58%
   Consumer Products                       3.44%
   Retail                                  5.10%
   Healthcare / Biotech                    7.98%
   Industrial                             13.64%
   Contract Manufacturing                  7.30%
   Technology                             21.48%
   Energy                                  6.17%
   Telecommunications Equipment           20.27%
   Media                                   3.50%
   Business Services                       3.54%


   TOP TEN HOLDINGS FOR THE GAMNA FOCUS FUND AS OF JUNE 30, 2000
   -------------------------------------------------------------
   Corning                                 7.26%
   Xilinx                                  6.19%
   JDS Uniphase                            5.90%
   Nokia                                   5.85%
   EMC                                     5.69%
   Nortel Networks                         5.18%
   Cisco Systems                           4.91%
   Texas Instruments                       4.71%
   Solectron                               4.62%
   Tyco International                      4.24%


COMPARISON OF A $10,000 INVESTMENT IN THE GAMNA FOCUS FUND VS. THE S&P 500 INDEX
              FROM INCEPTION (JULY 27, 1999) THROUGH JUNE 30, 2000


                                    [GRAPH]

                 GAMNA Focus Fund Class A                S&P 500
                 ------------------------                -------
7/27/99              $    9,425.00                   $   10,000.00
7/30/99              $    9,179.95                   $    9,861.00
8/31/99              $    8,831.23                   $    9,811.70
9/30/99              $    9,066.85                   $    9,542.85
10/29/99             $    9,773.73                   $   10,146.92
11/30/99             $   10,273.25                   $   10,352.90
12/31/99             $   11,743.55                   $   10,962.69
1/31/00              $   10,989.55                   $   10,412.36
2/29/00              $   11,894.35                   $   10,215.57
3/31/00              $   12,676.63                   $   11,214.65
4/28/00              $   12,205.38                   $   10,877.09
5/31/00              $   11,262.88                   $   10,654.11
6/30/00              $   12,167.68                   $   10,916.20


 TOTAL RETURN FOR CLASS A, CLASS B AND CLASS C SHARES FROM INCEPTION (JULY 27,
               1999) THROUGH JUNE 30, 2000 VS. THE S&P 500 INDEX

   GAMNA Focus Fund--Class A                                  21.68%
   GAMNA Focus Fund--Class B                                  24.00%
   GAMNA Focus Fund--Class C                                  27.80%
   S&P 500 Index                                              9.16%

All performance numbers shown above are load adjusted. Class A share purchases are charged a front end sales load of 5.75% of the offering price. Class B and C redemptions are charged a deferred sales load of 5.00% and 1.00%, respectively, on the lower of the original purchase amount or redemption proceeds. The performance shown reflects a total return on an aggregate basis and is not annualized. All returns include reinvested dividends. The Standard & Poor's 500 Stock Index is an-unmanaged index and, unlike a mutual fund, the performance of an index assumes no transaction costs, taxes, management fees or other expenses.

              Past Performance is Not Predictive of Future Results

                                GAMNA FOCUS FUND

                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                  JUNE 30, 2000


                                                                          NUMBER
                                                                            OF                         VALUE
                                                                          SHARES                      (NOTE A)
                                                                          ------                      --------
COMMON STOCK--97.3%
ALUMINUM PRODUCTS--2.2%
   Alcoa, Incorporated ................................................  107,700                   $ 3,123,300
                                                                                                   -----------
BIOMEDICAL/GENE--3.9%
   Amgen, Incorporated** ..............................................   80,950                     5,686,738
                                                                                                   -----------
COMPUTER SERVICES--3.4%
   Computer Sciences Corporation** ....................................   68,923                     5,147,686
                                                                                                   -----------
COMPUTERS--MEMORY DEVICES--5.5%
   EMC Corporation ....................................................  107,708                     8,286,784
                                                                                                   -----------
COSMETICS & TOILETRIES--3.3%
   Kimberly-Clark Corporation .........................................   87,248                     5,005,854
                                                                                                   -----------
ELECTRONIC COMPONENTS--MISC.--13.1%
   Celestica, Incorporated** ..........................................   78,769                     3,908,912
   Solectron Corporation** ............................................  160,478                     6,720,016
   Xilinx, Incorporated** .............................................  109,078                     9,005,752
                                                                                                   -----------
                                                                                                    19,634,680
                                                                                                   -----------
FIBER OPTICS--5.7%
   JDS Uniphase Corporation** .........................................   71,714                     8,596,716
                                                                                                   -----------
FINANCIAL SERVICES--7.4%
   Merrill Lynch & Company ............................................   45,700                     5,255,500
   Morgan Stanley Dean Witter & Company ...............................   69,476                     5,783,877
                                                                                                   -----------
                                                                                                    11,039,377
                                                                                                   -----------
MANUFACTURING--11.2%
   Corning, Incorporated ..............................................   39,158                    10,567,765
   Tyco International Ltd .............................................  130,218                     6,169,078
                                                                                                   -----------
                                                                                                    16,736,843
                                                                                                   -----------
MEDICAL PRODUCTS--4.0%
   Medtronic, Incorporated ............................................  119,005                     5,927,936
                                                                                                   -----------
MULTI-MEDIA--3.4%
   Time Warner, Incorporated ..........................................   67,090                     5,098,840
                                                                                                   -----------
NETWORKING PRODUCTS--4.8%
   Cisco Systems, Incorporated** ......................................  112,428                     7,146,207
                                                                                                   -----------
OIL-FIELD SERVICES--2.9%
   Schlumberger Ltd ...................................................   57,550                     4,294,669
                                                                                                   -----------
PIPELINES--3.1%
   Enron Corporation ..................................................   72,600                     4,682,700
                                                                                                   -----------
RETAIL--BUILDING PRODUCTS--3.0%
   The Home Depot, Incorporated .......................................   90,900                     4,539,319
                                                                                                   -----------

                                       3

                                GAMNA FOCUS FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
                                  JUNE 30, 2000



                                                                          NUMBER
                                                                            OF                         VALUE
                                                                          SHARES                      (NOTE A)
                                                                          ------                      --------
RETAIL--DEPARTMENT STORES--1.9%
   Target Corporation .................................................   49,680                   $ 2,881,440
                                                                                                   -----------
TECHNOLOGY--SEMICONDUCTOR--4.6%
   Texas Instruments, Incorporated ....................................   99,730                     6,850,204
                                                                                                   -----------
TELECOMMUNICATION EQUIPMENT--10.7%
   Nokia Corp-ADR .....................................................  170,476                     8,513,145
   Nortel Networks Corporation ........................................  110,446                     7,537,939
                                                                                                   -----------
                                                                                                    16,051,084
                                                                                                   -----------

WIRELESS EQUIPMENT--3.2%
   Motorola, Incorporated .............................................  167,097                     4,856,256
                                                                                                   -----------
TOTAL COMMON STOCKS (COST $115,810,992)                                                            145,586,633
                                                                                                   -----------

                                                                        PRINCIPAL
                                                                         AMOUNT
                                                                         ------
TEMPORARY INVESTMENTS--0.4%
   RBB Samson Street Money Market Fund (Cost $655,608) ................ $655,608                       655,608
                                                                                                   -----------
   TOTAL INVESTMENTS
      (COST $116,466,600*) ............................................    97.70%                 $146,242,241
   OTHER ASSETS IN EXCESS OF LIABILITIES ..............................     2.30%                    3,387,321
                                                                         -------                   -----------
   NET ASSETS .........................................................   100.00%                 $149,629,562
                                                                         =======                  ============

-------------------

* Aggregate cost for federal income tax purposes was $116,466,600. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:


      Gross Appreciation ...................................   $33,838,899
      Gross Depreciation ...................................    (4,063,258)
                                                                ----------
      Net appreciation .....................................   $29,775,641
                                                               ===========

** Non-income producing securities.


                       See Notes to Financial Statements.

                                GAMNA FOCUS FUND

                       STATEMENT OF ASSETS AND LIABILITIES

                                  JUNE 30, 2000


ASSETS:
   Investments, at value (Cost $116,466,600) ...........................................................  $146,242,241
   Receivables:
      Dividends ........................................................................................        37,628
      Interest .........................................................................................         4,497
      Fund shares sold .................................................................................     3,873,842
   Prepaid expense .....................................................................................         7,791
                                                                                                          ------------
         TOTAL ASSETS ..................................................................................   150,165,999
                                                                                                          ------------
LIABILITIES:
   Payable:
      Fund shares repurchased ..........................................................................         3,216
      Investment securities purchased ..................................................................       312,937
      Due to affiliates ................................................................................        65,711
   Accrued expenses ....................................................................................       154,573
                                                                                                          ------------
         TOTAL LIABILITIES .............................................................................       536,437
                                                                                                          ------------
   NET ASSETS APPLICABLE TO ALL SHARES OUTSTANDING
         ($.0001 PAR VALUE STOCK, 300,000,000 SHARES AUTHORIZED) .......................................  $149,629,562
                                                                                                          ============
   Net Assets of Class A shares ........................................................................  $ 63,397,248
                                                                                                          ============
   Class A Shares Outstanding ..........................................................................     4,909,604
                                                                                                          ------------
   NET ASSET VALUE--CLASS A SHARES .....................................................................  $      12.91
                                                                                                          ============
   Net Assets of Class B shares ........................................................................  $ 39,934,216
                                                                                                          ============
   Class B Shares Outstanding ..........................................................................     3,096,068
                                                                                                          ------------
   NET ASSET VALUE--CLASS B SHARES .....................................................................  $      12.90
                                                                                                          ============
   Net Assets of Class C Shares ........................................................................  $ 46,298,098
                                                                                                          ============
   Class C Shares Outstanding ..........................................................................     3,593,836
                                                                                                          ------------
   NET ASSET VALUE--CLASS C SHARES .....................................................................  $      12.88
                                                                                                          ============

NET ASSETS CONSISTED OF THE FOLLOWING AT JUNE 30, 2000
   Paid-in capital .....................................................................................  $124,725,297
   Undistributed net investment deficit ................................................................      (129,320)
   Undistributed net realized loss .....................................................................    (4,742,056)
   Unrealized appreciation on investments ..............................................................    29,775,641
                                                                                                          ------------
                                                                                                          $149,629,562
                                                                                                          ============

                       See Notes to Financial Statements.

                                GAMNA FOCUS FUND

                             STATEMENT OF OPERATIONS

               FOR THE PERIOD JULY 27, 1999* THROUGH JUNE 30, 2000


INVESTMENT INCOME:
   Income:
      Dividends ........................................................................................  $    367,665
      Interest .........................................................................................        89,735
                                                                                                          ------------
         Total income ..................................................................................       457,400
                                                                                                          ------------
   Expenses:
      Investment advisory fee ..........................................................................       516,350
      Accounting/Administration fee ....................................................................       170,265
      Custodian fee ....................................................................................        17,385
      Service organization fee Class A .................................................................        76,989
      Service organization fee Class B .................................................................        80,133
      Service organization fee Class C .................................................................        77,587
      Distribution fee Class B .........................................................................       240,398
      Distribution fee Class C .........................................................................       232,762
      Insurance fee ....................................................................................        15,900
      Audit fee ........................................................................................        25,200
      Legal fee ........................................................................................       147,895
      Miscellaneous ....................................................................................         8,610
      Printing fee .....................................................................................        13,045
      Federal and state registration fees ..............................................................       114,785
      Transfer agent fee Class A .......................................................................        36,757
      Transfer agent fee Class B .......................................................................        31,581
      Transfer agent fee Class C .......................................................................        39,884
      Directors' fees ..................................................................................        24,000
      Organizational costs .............................................................................       158,715
                                                                                                          ------------
      Total expenses ...................................................................................     2,028,241
         Fee waivers ...................................................................................      (602,050)
                                                                                                          ------------
   Net expenses ........................................................................................     1,426,191
                                                                                                          ------------
      Net investment deficit ...........................................................................      (968,791)
                                                                                                          ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized loss from security transactions ........................................................    (4,742,056)
   Change in unrealized appreciation of investments ....................................................    29,775,641
                                                                                                          ------------
      Net gain on investments ..........................................................................    25,033,585
                                                                                                          ------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ...................................................  $ 24,064,794
                                                                                                          ============

--------------------
* July 27, 1999 Commencement of operations.



                       See Notes to Financial Statements.

                                GAMNA FOCUS FUND

                       STATEMENT OF CHANGES IN NET ASSETS



                                                                                                FOR THE PERIOD
                                                                                                JULY 27, 1999*
                                                                                             THROUGH JUNE 30, 2000
                                                                                             ---------------------
INCREASE IN NET ASSETS:
   Operations:
      Net investment deficit .................................................................  $   (968,791)
      Net realized and unrealized gain on investments ........................................    25,033,585
                                                                                                ------------
            Net increase in net assets resulting from operations .............................    24,064,794
                                                                                                ------------
   From Capital Share Transactions:
      Proceeds from shares sold
         Class A .............................................................................    56,821,430
         Class B .............................................................................    31,219,978
         Class C .............................................................................    38,289,684
      Cost of shares redeemed
         Class A .............................................................................      (795,026)
         Class B .............................................................................        (4,000)
         Class C .............................................................................       (67,298)
                                                                                                ------------
            Net increase from capital share transactions**. ..................................   125,464,768
                                                                                                ------------
   Total increase in net assets ..............................................................   149,529,562
                                                                                                ------------

NET ASSETS:
   Beginning of period .......................................................................       100,000
                                                                                                ------------
   End of period .............................................................................  $149,629,562
                                                                                                ============
** Capital share transactions are as follows:

                                                                                                  SHARES
                                                                                                ------------
   For the period July 27, 1999* through June 30, 2000
      Class A    Shares purchased. ...........................................................     4,963,057
                 Shares reinvested ...........................................................             0
                 Shares redeemed .............................................................       (63,451)
                                                                                                ------------
                    Net increase .............................................................     4,899,606
                                                                                                ============
      Class B    Shares purchased. ...........................................................     3,096,363
                 Shares reinvested ...........................................................             0
                 Shares redeemed .............................................................          (296)
                                                                                                ------------
                    Net increase .............................................................     3,096,067
                                                                                                ============
      Class C    Shares purchased. ...........................................................     3,599,942
                 Shares reinvested ...........................................................             0
                 Shares redeemed .............................................................        (6,107)
                                                                                                ------------
                    Net increase .............................................................     3,593,835
                                                                                                ============

--------------------
* July 27, 1999 Commencement of operations.



                       See Notes to Financial Statements.

                                GAMNA FOCUS FUND

                              FINANCIAL HIGHLIGHTS



    The Table below sets forth financial data for a share of capital stock outstanding throughout each period presented.


                                                             FOR THE PERIOD   FOR THE PERIOD   FOR THE PERIOD
                                                                07/27/99*        07/27/99*        07/27/99*
                                                                 THROUGH          THROUGH          THROUGH
                                                                06/30/00         06/30/00         06/30/00
                                                                --------         --------         --------
                                                                 CLASS A          CLASS B          CLASS C
                                                                --------         --------         --------
Net asset value, beginning of period .......................    $  10.00         $  10.00         $  10.00
                                                                --------         --------         --------
INCOME FROM INVESTMENT OPERATIONS
   Net investment deficit ..................................       (0.06)           (0.11)           (0.10)
   Net gains on securities (both realized and  unrealized) .        2.97             3.01             2.98
                                                                --------         --------         --------
       TOTAL FROM INVESTMENT OPERATIONS ....................        2.91             2.90             2.88
                                                                --------         --------         --------
LESS DISTRIBUTIONS
   Dividends from net investment income ....................        0.00             0.00             0.00
   Distributions from capital gains ........................        0.00             0.00             0.00
                                                                --------         --------         --------
       TOTAL DISTRIBUTIONS .................................        0.00             0.00             0.00
                                                                --------         --------         --------
Net asset value, end of period .............................    $  12.91         $  12.90         $  12.88
                                                                ========         ========         ========

Total Return(1) ............................................       29.10%***        29.00%***        28.80%***
                                                                --------         --------         --------

RATIOS/SUPPLEMENTAL DATA
   Net assets, end of period (in 000's) ....................     $63,397          $39,934          $46,298
   Ratio of gross expenses (before waivers) to average
      net assets(2) ........................................        1.56%**          2.45%**          2.45%**
   Ratio of waivers to average net assets(2) ...............       (0.22)%**        (0.90)%**        (0.80)%**
   Ratio of net expenses (after waivers) to average
      net assets(2) ........................................        1.34%**          1.55%**          1.65%**
   Ratio of net investment deficit to average
      net assets(2) ........................................       (0.89)%**        (1.04)%**        (1.16)%**
   Portfolio Turnover ......................................       54.26%           54.26%           54.26%

--------------------
*   Commencement of operations
**  Annualized
*** Not Annualized
(1) Exclusive of deduction of sales charges on investments.
(2) Annualized for periods of less than one year. Expense waivers reflect voluntary reductions of distribution related expenses.

This report has been prepared for Shareholders and may be distributed to others only preceded or accompanied by a current prospectus.





                       See Notes to Financial Statements.

                            GAMNA SERIES FUNDS, INC.

                                GAMNA FOCUS FUND

                          NOTES TO FINANCIAL STATEMENTS
                                  JUNE 30, 2000

A.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      ORGANIZATION

      The GAMNA Series Funds, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company. The Company was organized as a Maryland corporation on March 18, 1999. The Company presently consists of a single series, GAMNA Focus Fund (the "Fund"). The Fund is non-diversified, as such term is defined in the 1940 Act. The Fund offers three classes of shares, Class A, Class B and Class C, each of which commenced operations on July 27, 1999. The following is a summary of significant accounting policies:

      SECURITY VALUATION--Portfolio securities which are traded on a national securities exchange or included in the NASDAQ National Market System, are valued at the last sales price, or at the last quoted bid price for securities in which there were no sales during the day or for other unlisted (over-the-counter) securities not reported on the NASDAQ National Market System. For the period ended June 30, 2000, no securities required last quoted bid price valuation. Short-term obligations, which mature in 60 days or less, are valued at amortized cost.

      SECURITIES TRANSACTIONS AND INVESTMENT INCOME--Securities transactions are accounted for on trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis. Income, non-class specific expenses, realized and unrealized gain/loss on investments are allocated to each class based on their respective net assets. Expenses borne by each class of the Fund may differ slightly because of the allocation of other class-specific expenses.

      DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS--Substantially all of the Fund's net investment income and net realized capital gains, if any, will be distributed to shareholders on an annual basis. Dividends paid on all classes are calculated at the same time. Dividends on Class B and Class C shares are expected to be lower then those on Class A shares due to higher distribution expenses borne by the Class B and Class C shares. Dividends may also differ between classes due to differences in other class specific expenses.

      FEDERAL INCOME TAXES--The Fund intends to qualify as a "regulated investment company" for federal income tax purposes under Subchapter M of the Internal Revenue Code and make the requisite distributions to its shareholders, which will be sufficient to relieve it from all or substantially all federal income and excise taxes.

      USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from these estimates.

      ORGANIZATION COSTS--Organization costs incurred by GAMNA Focus Fund in connection with its organization, registration and the initial public offerings of shares were expensed as incurred.

B.    TRANSACTIONS WITH AFFILIATES

      Pursuant to an investment advisory agreement, with the Company, Groupama Asset Management N.A. ("GAMNA") serves as the Fund's adviser. For its advisory services, the Adviser is entitled to receive from the Fund a fee, computed daily and payable monthly, at an annual rate based on its average daily net assets, of the first $1 billion, 0.55%, over $1 billion 0.50%. Under the terms of the Expense Limitation Agreement, a limit of 1.90% is set on the operating expenses for each class of the Fund for the initial three years of the Fund's operations. For the period ended June 30, 2000, each class of the Fund had an expense ratio (after waivers) below 1.90%. Thus, no expense waiver or reimbursement was required by the Adviser.

      GAMNA is a joint venture between Finama Asset Management and Sorema N.A. Holding Corporation ("Sorema"). Sorema has also entered into a purchase and sale agreement with the Fund's distributor to facilitate the

                            GAMNA SERIES FUNDS, INC.

                                GAMNA FOCUS FUND

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                  JUNE 30, 2000

financing of payments under the Fund's distribution plan. The agreement was effective as of July 28, 1999. Certain officers and directors of the Adviser are officers and/or directors of GAMNA Focus Fund. No such officers received compensation from the Fund. The directors who are not affiliated with the Adviser have received compensation of $24,000 from the Fund.

      On July 27, 1999 and November 22, 1999, various affiliates of the Adviser acquired 7.5 million shares of the Fund for $75 million.

C.    ADMINISTRATOR, DISTRIBUTOR, CUSTODIAN, AND TRANSFER AGENT

      PFPC Inc., ("PFPC"), serves as the Fund's administrator and accounting services agent. In compensation for its services, PFPC receives a monthly minimum fee and a monthly fee from the Fund based upon average daily net assets. PFPC has agreed to waive a portion of its administration fees during the Fund's first year of operations. For the period ended June 30, 2000, $8,437 of these fees have been waived.

      Provident Distributors, Inc. (the "Distributor") serves as the Fund's distributor. Class B and Class C shares each pay a distribution fee of 0.75% of average daily net assets of the Fund attributable to such shares. Some payments under the distribution plans may be used to compensate broker-dealers with trail or maintenance commissions. Class A, B and C shares also pay a service fee of
0.25 % of average daily net assets of such Fund attributable to each Class. During the period ended June 30, 2000, the Distributor waived $560,613 of distribution and service fees.

      PFPC Trust Company (the "Custodian") serves as custodian of the assets of the Fund. As compensation for its services, the Custodian receives a fee based on the Fund's average daily gross assets, subject to certain minimums.

      PFPC also serves as the transfer agent and dividend-disbursing agent for the Fund. As such, PFPC receives a minimum monthly fee for each class, transaction charges and out of pocket expenses. For the period ended June 30, 2000, PFPC waived $33,000 of the Fund's transfer agent fee.

D.    INVESTMENT TRANSACTIONS

      The aggregate purchases and sales of investment securities, other than short-term obligations, for the period ended June 30, 2000, were as follows:


                            PURCHASES               SALES
                            ---------               -----
                          $176,056,924           $55,503,876

E.    RECLASSIFICATION OF CAPITAL ACCOUNTS

      In accordance with the Fund's adoption of Statement of Position 93-2 "Determination, Disclosure and Financial Statement Presentation of Income, Capital Gain and Return of Capital Distributions by Investment Companies", $839,471 was reclassified from undistributed net investment deficit to paid-in capital. The principal component of this reclassification is a net operating loss which will not provide any future tax benefit to the Fund.

F.    FEDERAL INCOME TAXES

      At June 30, 2000, the capital loss $4,742,056 includes post October capital losses of $3,968,056 which can be deferred to offset fiscal year 2001 net realized securities gains. The remaining $774,000 can be carried forward until June 30, 2008 to offset future net realized securities gains.

G.    SHAREHOLDER FEES

      Class A share purchases are charged a front end sales load of 5.75% of the offering price. Class B and C redemptions are charged a deferred sales load of 5.00% and 1.00%, respectively, on the lower of the original purchase amount or redemption proceeds.

                          INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Shareholders
GAMNA Series Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of GAMNA Focus Fund (the Fund) of the GAMNA Series Funds, Inc., including the schedule of portfolio investments, as of June 30, 2000 and the related statements of operations and changes in net assets and financial highlights for the period from July 27, 1999 (commencement of operations) through June 30, 2000. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of GAMNA Focus Fund as of June 30, 2000, the results of its operations, the changes in its net assets and the financial highlights for the period from July 27, 1999 (commencement of operations) through June 30, 2000, in conformity with generally accepted accounting principles.


                                    KPMG LLP


Philadelphia, Pennsylvania
August 4, 2000

DIRECTORS & OFFICERS

   Mark P. Bronzo
   CHAIRMAN, PRESIDENT & CHIEF EXECUTIVE OFFICER

   Robert T. Adams

   DIRECTOR

   Vincent Benefico

   DIRECTOR

   James S. Carluccio

   DIRECTOR

   Edward Fogarty, Jr.

   DIRECTOR

   Joseph C. O'Connor

   DIRECTOR (NOMINEE) AND SENIOR VICE PRESIDENT

   Daniel W. Portanova

   DIRECTOR, SENIOR VICE PRESIDENT, TREASURER AND CHIEF OPERATING OFFICER

   Jonathan M. Rather

   DIRECTOR

   Iona K. Watter

   SECRETARY

   Mary Jane Maloney

   ASSISTANT SECRETARY

   INVESTMENT ADVISER

   Groupama Asset Management N.A.
   199 Water Street
   New York, New York 10038

   DISTRIBUTOR
   Provident Distributors, Inc.
   3200 Horizon Drive
   King of Prussia, PA 19406

   ADMINISTRATOR
   PFPC, Inc.
   400 Bellevue Parkway, Suite 108
   Wilmington, DE 19809-3710

   TRANSFER AGENT
   PFPC, Inc.
   400 Bellevue Parkway, Suite 108
   Wilmington, DE 19809-3710